As filed with the Securities and Exchange Commission on May 6, 2022

File No.: 333-
File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

ADVANCED SERIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

(203) 926-1888

(Area Code and Telephone Number)

655 Broad Street

Newark, New Jersey 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Andrew R. French

Secretary, Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, DC 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of the AST Small-Cap Growth Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

June 13, 2022

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Small-Cap Growth Opportunities Portfolio (the “Target Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) scheduled to be held on August 2, 2022, at 9:30 am Eastern time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/ast/broadridgevsm/.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio’s assets to the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio”) of the Trust in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Reorganization”). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about September 12, 2022.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on information available, assuming the Reorganization had been in effect for the one-year period ended December 31, 2021(1) as indicted below, the Reorganization is expected to benefit shareholders for several reasons, including that:

•                  The investment objectives and the principal investment strategies of the Target Portfolio and the Acquiring Portfolio are substantially similar in that the Target Portfolio and the Acquiring Portfolio normally invest predominantly in small-capitalization companies in order to seek capital growth;

•                  Contingent on approval of the Reorganization, the Combined Portfolio will be larger than the Target Portfolio with an estimated $1,685.3 million based on net assets as of December 31, 2021;

•                  The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual investment management fee rate for the Target Portfolio, and the effective investment management fee rate for the Acquiring Portfolio is lower than effective investment management fee rate for the Target Portfolio; and

(1)  Effective on the date of the Reorganization, which is expected to be on or about September 12, 2022, (i) Driehaus Capital Management LLC, Massachusetts Financial Services Company, and Victory Capital Management Inc. will be added as additional subadvisers to the Acquiring Portfolio, to serve alongside Emerald Mutual Fund Advisers Trust and UBS Asset Management (Americas) Inc., (ii) the investment strategy of the Acquiring Portfolio will be revised, and (iii) the Acquiring Portfolio’s primary and secondary benchmark indexes will be changed. The preceding actions collectively are referred to as the “Repositioning.”

•                  The total net operating expense ratio for the Target Portfolio is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Repositioning and the Reorganization had been in effect for the one-year period ended December 31, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to August 2, 2022. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Small-Cap Growth Opportunities Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of the Target Portfolio into the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio”), which is a series of the Trust. The proposal is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers to the Target Portfolio and the Acquiring Portfolio, and has been approved by the Board of Trustees of AST (the “Board”). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Q3. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net operating expense ratio of the Combined Portfolio will be lower than the total net operating expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will see a reduction in the operating expenses that they pay. As a result, it is expected that the Target Portfolio’s shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. Based on information available, assuming the Reorganization had been in effect for the one-year period ended December 31, 2021(2) as indicted below, the Reorganization is expected to benefit shareholders for several reasons, including that:

•                  The investment objectives and the principal investment strategies of the Target Portfolio and the Acquiring Portfolio are substantially similar in that the Target Portfolio and the Acquiring Portfolio normally invest predominantly in small-capitalization companies in order to seek capital growth;

•                  Contingent on approval of the Reorganization, the Combined Portfolio will be larger than the Target Portfolio with an estimated $1,685.3 million based on net assets as of December 31, 2021;

•                  The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual investment management fee rate for the Target Portfolio, and the effective investment management fee rate for the Acquiring Portfolio is lower than effective investment management fee rate for the Target Portfolio; and

•                  The total net operating expense ratio for the Target Portfolio is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Repositioning and the Reorganization had been in effect for the one-year period ended December 31, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio.

Please read pages [  ] of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

(2)  Effective on the date of the Reorganization, which is expected to be on or about September 12, 2022, (i) Driehaus Capital Management LLC (“Driehaus”), Massachusetts Financial Services Company (“MFS”), and Victory Capital Management Inc. (“Victory”) will be added as additional subadvisers to the Acquiring Portfolio, to serve alongside Emerald Mutual Fund Advisers Trust (“Emerald”) and UBS Asset Management (Americas) Inc. (“UBS”), (ii) the investment strategy of the Acquiring Portfolio will be revised, and (iii) the Acquiring Portfolio’s primary and secondary benchmark indexes will be changed. The preceding actions collectively are referred to as the “Repositioning.”

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIO’S CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on the date of the Reorganization, which is expected to be on or about September 12, 2022, the Acquiring Portfolio will be “repositioned,” which involves (i) adding Driehaus, MFS, and Victory as additional subadvisers to the Acquiring Portfolio, to serve alongside Emerald and UBS, (ii) revising the investment strategy of the Acquiring Portfolio, and (iii) changing the Acquiring Portfolio’s primary and secondary benchmark indexes. The preceding actions collectively are referred to as the “Repositioning.” The Manager will not move forward with the Repositioning if the Reorganization is not approved. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio’s investment objective and strategies, in effect as of the date of the Reorganization. It is expected that approximately 58% of the securities of the Target Portfolio will be sold in connection with the Reorganization and Repositioning.

Please read pages [  ] of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio’s investment objective, strategies and policies.

Q6. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board has approved the proposal and unanimously recommends that you vote in favor of the proposal.

See pages [  ] of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $85,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that the Repositioning will begin in advance of the effective date of the Reorganization. The transaction costs that will be paid by the Acquiring Portfolio are expected to be approximately $125,000 (1.5 basis points). The transaction costs that will be paid by the Target Portfolio is expected to be approximately $200,000 (3 basis points).

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is May 6, 2022. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the “Meeting”) is scheduled to take place on August 2, 2022, at 9:30 a.m. Eastern time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/ast/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•                  Attending the Meeting via remote communication at https://www.viewproxy.com/ast/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•                  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•                  Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•                  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about September 12, 2022.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 2, 2022

To the Shareholders of the AST Small-Cap Growth Opportunities Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Small-Cap Growth Opportunities Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), will be held on August 2, 2022 at 9:30 a.m. Eastern time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/ast/broadridgevsm/.

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the “Plan”) regarding the proposed reorganization of the Target Portfolio into the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the proposal.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on May 6, 2022, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal, and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS/PROXY STATEMENT
DATED JUNE 13, 2022

PROXY STATEMENT
for
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST SMALL-CAP GROWTH PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated June 13, 2022

655 Broad Street
Newark, New Jersey 07102

Telephone 888-778-2888

Reorganization of the AST Small-Cap Growth Opportunities Portfolio
into the AST Small-Cap Growth Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the “Meeting” ) of the AST Small-Cap Growth Opportunities Portfolio, a series of the Advanced Series Trust (the “Trust” or “AST”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of the Target Portfolio into the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held on August 2, 2022, at 9:30 a.m. Eastern time. The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on May 6, 2022 (the “Record Date”), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about June 13, 2022.

The investment objective of the Target Portfolio and the Acquiring Portfolio are similar. The investment objectives of Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST Small-Cap Growth Opportunities Portfolio	to seek capital growth

Acquiring Portfolio Name	Investment Objective
AST Small-Cap Growth Portfolio	to seek long-term capital growth

The Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

•                  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 25, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 25, 2022 (the “SAI”), or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 1-800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

SUMMARY	11

INFORMATION ABOUT THE REORGANIZATION	15

COMPARISON OF TARGET PORTFOLIO, ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO	18

MANAGEMENT OF THE TARGET PORTFOLIO, THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO	24

VOTING INFORMATION	30

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO AND THE ACQUIRING PORTFOLIO	31

PRINCIPAL HOLDERS OF SHARES	32

FINANCIAL HIGHLIGHTS	33

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in “Management of the Target Portfolio and the Acquiring Portfolio,” PGIM Investments (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS”), and together with PGIM Investments, the “Manager”) serves as investment managers to the Target Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

The Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Small-Cap Growth Opportunities Portfolio	Victory Capital Management Inc. (“Victory”) and Wellington Management Company LLP (“Wellington”)
AST Small-Cap Growth Portfolio	Emerald Mutual Fund Advisers Trust (“Emerald”) and UBS Asset Management (Americas) Inc. (“UBS”)
Combined Portfolio	Driehaus Capital Management LLC (“Driehaus”), Emerald, Massachusetts Financial Services Company (“MFS”), UBS, and Victory

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio is to seek long-term capital growth. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies, investing primarily in the common stocks. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Acquiring Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by Driehaus, Emerald, MFS, UBS, and Victory, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio’s principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Target Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, investment style risk, liquidity and valuation risk, market and management risk, redemption risk, regulatory risk, and small sized company risk. In addition, the Target Portfolio, but not the Acquiring Portfolio, is subject to derivatives risk, fixed income securities risk, focus risk, leverage risk, and short sale risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption “Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the Target Portfolio; and the effective and the contractual investment management fee rate for the Combined Portfolio are expected to be lower than that of the Target Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on December 31, 2021, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that the Target Portfolio shareholders will benefit from a reduced total net operating expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts (the “Contracts”) may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

*                 Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of December 31, 2021)
(expenses that are deducted from Portfolio assets)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.77%		0.72%		0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.03%		0.02%		0.02%
Total Annual Portfolio Operating Expenses	1.05%		0.99%		0.98%
Fee Waiver and/or Expense Reimbursement	0.00	%(a)	0.00	%(b)	0.00	%(c)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%		0.99%		0.98%

a)             Effective June 5, 2021, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.05% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

b)             The Manager has contractually agreed to waive 0.004% of its management fee through June 30, 2023. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

c)              To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio(1)	$107	$334	$579	$1,283
Acquiring Portfolio(1)	101	315	547	1,213
Combined Portfolio (Pro Forma Surviving)(1)	100	312	542	1,201

(1)         Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled “Annual Portfolio Operating Expenses (as of December 31, 2021).”

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio’s performance. During the most recent fiscal year ended December 31, 2021, the Target Portfolio’s turnover rate was 66% of the average value of its portfolio, and the Acquiring Portfolio’s turnover rate was 44% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Acquiring Portfolio and the Target Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager of the Target Portfolio, the Board, including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), has unanimously approved the Reorganization. The Manager is recommending the Reorganization because it would offer Target Portfolio shareholders exposure to multiple subadvisers, with the goal of providing improved risk-adjusted performance. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganization.

The Reorganization is expected to benefit shareholders for several reasons, including that:

•                  The investment objectives and the principal investment strategies of the Target Portfolio and the Acquiring Portfolio are substantially similar in that the Target Portfolio and the Acquiring Portfolio normally invest predominantly in small-capitalization companies in order to seek capital growth;

•                  Contingent on approval of the Reorganization, the Combined Portfolio will be larger than the Target Portfolio with an estimated $1,685.3 million based on net assets as of December 31, 2021;

•                  The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual investment management fee rate for the Target Portfolio, and the effective investment management fee rate for the Acquiring Portfolio is lower than effective investment management fee rate for the Target Portfolio; and

•                  The total net operating expense ratio for the Target Portfolio is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Repositioning and the Reorganization had been in effect for the one-year period ended December 31, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganization. In connection with the Reorganization, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions, bid-ask spreads and market impact. The Manager currently expects that the Repositioning will begin in advance of the effective date of the Reorganization. Actual portfolio sales and purchases after the Reorganization will depend on portfolio composition, market conditions and other factors at the time of the Reorganization, and will be at the discretion of the Combined Portfolio’s subadvisers—Driehaus, Emerald, MFS, UBS, and Victory. The extent to which the portfolio securities of the Target Portfolio will be maintained by the Combined Portfolio will be determined consistent with the Combined Portfolio’s investment objective, strategies and policies. The transaction costs that will be paid by the Acquiring Portfolio are expected to be approximately $125,000 (1.5 basis points). The transaction costs that will be paid by the Target Portfolio is expected to be approximately $200,000 (3 basis points).

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about September 12, 2022. This is called the “Closing Date.” If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $85,000. The Manager currently expects that the Repositioning will begin in advance of the effective date of the Reorganization. As a result, the Manager currently estimates that the Reorganization may result in transaction costs of approximately $125,000 (1.5 basis points) for the Acquiring Portfolio and approximately $200,000 (3 basis points) for the Target Portfolio.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio’s income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring

Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to “shareholders” are to the Participating Insurance Companies):

1. The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2. The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3. No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4. No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5. The Acquiring Portfolio’s tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of “built in loss” property), and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6. A Target Portfolio shareholder’s tax basis for the Acquiring Portfolio Shares to be received by the shareholder pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7. The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO, ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio is to seek long-term capital growth. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies, investing primarily in the common stocks. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Acquiring Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by Driehaus, Emerald, MFS, UBS, and Victory, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio’s principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Target Portfolio is to seek capital growth.	The investment objective of the Acquiring Portfolio is to seek long-term capital growth.	The investment objective of the Acquiring Portfolio is to seek long-term capital growth.

Principal Investment Strategies:

In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies, investing primarily in the common stocks. For purposes of the Target Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Target Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the Target Portfolio’s subadvisers intend to focus the Target Portfolio’s investments will change with market conditions.

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio’s investments will change with market conditions.

The Portfolio seeks to invest in companies that possess

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio’s investments will change with market conditions.

The Portfolio seeks to invest in companies that possess

Fundamental analyses and quantitative screenings are used to identify and invest in companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon, as well as in companies with improving quality metrics, business momentum, and attractive relative valuations.

dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Portfolio is allocated among five subadvisers: Driehaus, Emerald, MFS, UBS, and Victory. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and similar principal investment strategies. An investment in the Target Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can’t guarantee success.

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

	Yes	No	No

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes	Yes

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

	Yes	Yes	Yes

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

	Yes	Yes	Yes

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

	Yes	No	No

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

	Yes	No	No

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

	Yes	Yes	Yes

Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

	Yes	Yes	Yes

Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.	Yes	No	No

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

	Yes	Yes	Yes

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

	Yes	Yes	Yes

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

	Yes	Yes	Yes

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio

Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

	Yes	No	No

Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

	Yes	Yes	Yes

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns
2012	20.08%
2013	40.81%
2014	4.94%
2015	1.34%
2016	7.70%
2017	27.69%
2018	-10.84%
2019	36.48%
2020	35.18%
2021	-1.35%

BEST QUARTER: 31.99% (2nd Quarter of 2020) WORST QUARTER: -25.78% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	10 YEARS
Target Portfolio	-1.35%	15.69%	14.91%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.84%	14.53%	14.14%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	13.23%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns
2012	12.18%
2013	35.17%
2014	3.82%
2015	0.79%
2016	12.07%
2017	23.91%
2018	-8.40%
2019	30.12%
2020	48.39%
2021	4.54%

BEST QUARTER: 36.98% (2nd Quarter of 2020) WORST QUARTER: -24.45% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	4.54%	18.03%	15.08%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	2.84%	14.53%	14.14%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	13.23%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of December 31, 2021: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (audited)	Acquiring Portfolio (audited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$751,125,351	$934,144,615			$1,685,269,966
Total shares outstanding	23,341,083	11,351,753	(14,213,299	)(a)	20,479,537
Net asset value per share	$32.18	$82.29			$82.29

(a)         Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIO,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) Wellington and Victory as subadvisers to the Target Portfolio, (iii) Emerald and UBS as subadvisers to the Acquiring Portfolio, and (iv) Driehaus, Emerald, MFS, UBS, and Victory as subadvisers to the Combined Portfolio.

Investment Management Arrangements

The Portfolios are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of March 31, 2022, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $345.3 billion. PGIM Investments is an indirect wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). PGIM Investments has been in the business of providing advisory services since 1996.

As of March 31, 2022, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $141.5 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the “Management Agreements”), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the

Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board’s approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by Wellington and Victory. The Acquiring Portfolio is subadvised by Emerald and UBS. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio will be managed by Driehaus, Emerald, MFS, UBS, and Victory.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio and Combined Portfolio (Victory Segment)

Victory Capital Management Inc. (“Victory”) is responsible for managing a portion of the Portfolio’s assets. Victory’s investment franchise, RS Investments, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The investment team seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations. The investment team regularly reviews the portion of the Portfolio’s assets assigned to Victory and will sell securities when the team believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive. As a result of Victory’s investment process, it may be focused in one or more economic sectors from time to time, including the information technology sector.

The Victory portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Victory are D. Scott Tracy, CFA, Stephen J. Bishop, Melissa Chadwick-Dunn, and Christopher W. Clark, CFA and Paul Leung, CFA.

D. Scott Tracy, CFA, is the Chief Investment Officer of the RS Investments Growth Team. His focus is on the financial, energy, materials and processing sectors. Mr. Tracy has been with Victory since 2016, when Victory acquired RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA charterholder.

Stephen J. Bishop is a portfolio manager and analyst on the RS Investments Growth Team. Mr. Bishop has been with Victory since 2016, when Victory acquired RS Investments. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.

Melissa Chadwick-Dunn is a portfolio manager and analyst on the RS Investments Growth Team. Her primary focus is on the healthcare sector. Ms. Chadwick-Dunn has been with Victory since 2016, when Victory acquired RS Investments. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms.

Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.

Christopher W. Clark, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the healthcare sector. Mr. Clark has been with Victory since 2016, when Victory acquired RS Investments. Before joining RS Investments in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA charterholder.

Paul Leung, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the technology and utilities sectors. Mr. Leung has been with Victory since 2016, when Victory acquired RS Investments. Before joining RS Investments in 2012, he was a senior investment analyst at Ashland Capital Partners, where he focused on the technology sector. Prior to that, he held research and financial analyst positions at Sterling Johnston Capital Management from 2002 to 2010, and Citigroup, from 1999 to 2001. Mr. Leung holds a BS in applied economics and business management from Cornell University. Mr. Leung is a CFA charterholder.

Wellington Management Company LLP (“Wellington”) is also responsible for managing a portion of the Portfolio’s assets. Central to Wellington’s investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk, with an emphasis on creating a portfolio whose relative performance is less dependent on market environment. Wellington’s research process relies on extensive management meetings and a high level of collaboration between the investment team and Wellington’s global industry analysts and other team analysts to produce forecast models and long-term valuation targets. The majority of Wellington’s research is the result of direct contact with company management in our offices, on site, and at conferences. Wellington also triangulates a great deal of information by talking to competitors, suppliers, and vendors. Wellington considers its ability to make independent evaluations and to establish its own research priorities central to its ability to produce positive returns for our clients. Wellington views portfolio construction as a separate, but equally important, component of the investment process. Its approach to portfolio construction is based on its observation that active managers frequently underestimate the range of outcomes when assessing an investment idea. Wellington recognizes this uncertainty and explicitly incorporates the risk characteristics of stocks when setting position sizes. This practice leads to diversification of risk across stocks and limits the impact of negative surprises. Consistent with its longer term investment perspective, Wellington incorporates anticipated transaction costs when making buy and sell decisions, which supports lower turnover.

The portfolio managers from Wellington who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mammen Chally, David Siegle and Douglas McLane.

Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager. Mr. Chally is a portfolio manager in Global Equity Portfolio Management and leader of Wellington’s Disciplined Equity Team. He manages equity assets on the behalf of Wellington’s clients, drawing on research from Wellington’s global industry analysts, equity portfolio managers, and team analysts. He currently manages equity strategies that emphasize improving quality metrics, business momentum, and attractive relative valuations. He works in Wellington’s Boston office. Prior to joining Wellington in 1994, Mr. Chally worked for the Gas Authority of India Limited, New Delhi, India (1989 — 1992). Mr. Chally earned his MBA from Northeastern University (1994) and his bachelor of technology in mechanical engineering from the Indian Institute of Technology (1989). Additionally, he holds the Chartered Financial Analyst designation. He is fluent in Hindi and Malayalam.

David A. Siegle, CFA, Managing Director and Equity Research Analyst. Mr. Siegle is an equity research analyst in Global Equity Portfolio Management on the Disciplined Equity Team, Mr. Siegle conducts fundamental analysis on US equity investments. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. He works in Wellington’s Boston office. Prior to joining Wellington in 2001, Mr. Siegle earned his BA in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA institute and the CFA Society Boston.

Douglas W. McLane, CFA, Senior Managing Director and Equity Research Analyst. Mr. McLane is an equity research analyst in Global Equity Portfolio Management on the Disciplined Equity Team, Mr. McLane conducts fundamental analysis on US equity investments. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. He works in Wellington’s Boston office. Prior to joining Wellington in

2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009 — 2011) and an analyst at Sirios Capital Management (2003 — 2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999 — 2001) and The Carson Group (1996 — 1999). Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his BA in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA institute.

Acquiring Portfolio and Combined Portfolio (Emerald and UBS Segments)

Emerald Mutual Fund Advisers Trust (“Emerald”) is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since 1,130 Russell 2000 stocks have five or fewer sell-side analysts, while 378 stocks have two or fewer, as compiled by FactSet as of January 4, 2021, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”

The portfolio managers jointly and primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.

Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, LLC and a member of the Small Cap Portfolio Management team. He is also a Co-Manager of the Emerald Banking & Finance Fund. Portfolio Manager, Emerald Financial Services Private Equity Fund I, LP.; past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member and was the former Chairman of Diakon Children, Family and Community Ministries, and the former Chairman of the Diakon Lutheran Fund, its endowment arm. Mr. Mertz has been quoted in The Wall Street Journal and in USA Today, and has served as speaker at various investment seminars and programs across the country. He has been a guest on CNBC’s Mutual Fund Investor, and has been interviewed several times on CNBC and Bloomberg TV. Mr. Mertz graduated from Millersville University with a BA in Economics.

Ms. Sears is Senior Vice President and a senior member of the Small Cap Portfolio Management team, working directly with the research team, interacting with team members across economic sectors and helping guide the day-to-day portfolio management decision-making process. Ms. Sears is also responsible for portfolio risk monitoring, portfolio attribution analysis, as well as Emerald’s portfolio management-related client communications. From a research perspective, Ms. Sears maintains research coverage of the Retail, Apparel, Restaurant, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. He has appeared on Bloomberg Television and CNBC. He also has been quoted in Fortune, Bloomberg Business News, USA Today, Dow Jones News Service, Standard & Poor’s, MarketWatch, Investor’s Business Daily, Wall Street Journal, and other media. Mr. Garner serves as a Director for the Millersville University Foundation and Chairman of the Investment Committee and previously served as the President of the Board of Directors for the Foundation. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

UBS Asset Management (Americas) Inc. (“UBS”) is responsible for managing a portion of the Portfolio’s assets. In selecting securities, UBS seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, UBS considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. UBS may cause the Portfolio to invest in emerging growth companies, which are companies that UBS expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The portfolio managers primarily responsible for management of the segment of the Portfolio managed by UBS are David Wabnik and Samuel Kim, CFA. Within UBS’ Small Cap Growth investment team, each portfolio manager and analyst has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests.

David Wabnik is Head of US Small Cap Growth Equities and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Portfolio since its inception.

Samuel Kim, CFA, is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003.

Combined Portfolio

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $692 billion as of December 31, 2021.

The MFS portfolio manager who is responsible for the day-to-day management of the MFS segment of the Combined Portfolio is Michael S. Grossman, CFA.

Michael S. Grossman, CFA, an Investment Officer of MFS, is an equity portfolio manager. He has been employed in the investment area of MFS since 2005.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio and that will be responsible for the day-to-day portfolio management of the Combined Portfolio if the Reorganization is approved, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of Driehaus, Emerald, MFS, UBS, Victory, and Wellington to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Target Portfolio’s and Acquiring Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and Acquiring Portfolio are set forth below:

AST Small-Cap Growth Opportunities Portfolio

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Small-Cap Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

The contractual investment management fee rate for the Acquiring Portfolio is not changing in connection with the Reorganization. Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of December 31, 2021, the effective management fee rate for the Combined Portfolio would be 0.71%. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of December 31, 2021, and assuming completion of the Reorganization on that date, the pro forma annualized total net operating expense ratio for the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Target Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the proposal, against the proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at the Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

You can vote your shares in any one of four ways:

•                  By mail, with the enclosed voting instruction card;

•                  Over the Internet;

•                  Attending the Meeting via remote communication at  https://www.viewproxy.com/ast/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

•                  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at  https://www.viewproxy.com/ast/broadridgevsm/.

Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust under file number 033-24962, dated April 25, 2022, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolio and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolio		Shares/Votes Outstanding
AST Small-Cap Growth Opportunities Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]
AST Small-Cap Growth Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target/Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Small-Cap Growth Opportunities Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]
AST Small-Cap Growth Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]

*                 As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio and Acquiring Portfolio for the fiscal ended December 31, 2021 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust’s prior independent registered public accounting firm. The Trust’s financial statements are included in the applicable annual reports to shareholders, which are available upon request.

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$32.62	$24.13	$17.68		$19.82		$15.53
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.23)	(0.14)	(0.11)		(0.09)		(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	8.63	6.56		(2.05)		4.37
Total from investment operations	(0.44)	8.49	6.45		(2.14)		4.29
Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—
Net Asset Value, end of period	$32.18	$32.62	$24.13		$17.68		$19.82
Total Return(e)	(1.35)%	35.18%	36.48	%(f)	(10.80	)%(f)	27.62%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$751	$822	$788		$616		$852
Average net assets (in millions)	$802	$684	$750		$857		$781
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.05%	1.06%	1.05%		1.05%		1.05%
Expenses before waivers and/or expense reimbursement	1.05%	1.06%	1.05%		1.05%		1.05%
Net investment income (loss)	(0.69)%	(0.56)%	(0.51)%		(0.43)%		(0.47)%
Portfolio turnover rate(h)	66%	96%	72%		65%		57%

(a) Calculated based on average shares outstanding during the year.

(b) Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c) Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d) Amount rounds to zero.

(e) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f) Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g) Does not include expenses of the underlying funds in which the Portfolio invests.

(h) The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$78.72	$53.05	$40.78		$44.51	$35.92
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.54)	(0.26)	(0.14)		(0.18)	(0.19)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.11	25.93	12.41		(3.55)	8.78
Total from investment operations	3.57	25.67	12.27		(3.73)	8.59
Capital Contributions	—	—	—	(b)(c)	—	—
Net Asset Value, end of period	$82.29	$78.72	$53.05		$40.78	$44.51
Total Return(d)	4.54%	48.39%	30.12	%(e)	(8.38)%	23.91%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$934	$1,012	$863		$680	$884
Average net assets (in millions)	$1,004	$793	$836		$904	$805
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	1.00%	0.99%		0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.99%	1.00%	0.99%		0.99%	0.99%
Net investment income (loss)	(0.65)%	(0.45)%	(0.28)%		(0.38)%	(0.49)%
Portfolio turnover rate(g)	44%	97%	50%		56%	60%

(a) Calculated based on average shares outstanding during the year.

(b) Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c) Amount rounds to zero.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e) Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f) Does not include expenses of the underlying funds in which the Portfolio invests.

(g) The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits

A               Form of Plan of Reorganization

B               Summary Prospectus for the Acquiring Portfolio dated April 25, 2022.

The above-described Summary Prospectus for the Acquiring Portfolio is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Summary Prospectus for the Acquiring Portfolio will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, it was filed with the SEC via EDGAR under the Securities Act of 1933 on April 25, 2022, and is incorporated herein by reference.

EXHIBIT A

ADVANCED SERIES TRUST
FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”) and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this day of September 12, 2022. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.                                      Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)         Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)         The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)          Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)         Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.                                      Valuation.

(a)         The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b)         The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c)          The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

3.                                      Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be September 12, 2022, or such other date as determined in writing by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.                                      Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)         The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b)         AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)          The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)         AST has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e)          AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)           The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)          The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h)         The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)             At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)            Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)         There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)             The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.                                      Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)         The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)         AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)          The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)         AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e)          AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)           The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)          The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)         At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)             Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)            There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)         The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)             AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.                                      Intentions of AST on behalf of the Portfolios.

(a)         At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)         AST intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c)          AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d)         AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)          AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)           AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)          AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.                                      Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)         That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)         That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)          That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)         That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target

Portfolio’s shareholders all of such Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)          That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)           That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)          That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.                                      Expenses.

(a)         AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)         All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.                                      Termination; Postponement; Waiver; Order.

(a)         Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)         If the transactions contemplated by this Plan have not been consummated by [December 31, 2022], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)          In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)         At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)          If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.                               Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.                               Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.                               Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST

on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, Assistant Secretary
By:

Title:

ADVANCED SERIES TRUST

on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, Assistant Secretary
By:

Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Growth Portfolio

EXHIBIT B
TO PROSPECTUS/PROXY STATEMENT

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED June 13, 2022

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated June 13, 2022

655 Broad Street
Newark, New Jersey 07102

Reorganization of the AST Small-Cap Growth Opportunities Portfolio into the AST Small-Cap Growth Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Small-Cap Growth Opportunities Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust, dated April 25, 2022 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST Small-Cap Growth Opportunities Portfolio	Target Portfolio

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 033-24962, dated April 25, 2022 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolios are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio for the fiscal year ended December 31, 2021, and the independent auditors’ report thereon, dated February 15, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Acquiring Portfolio for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 15 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios.

The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS	S-4
SUPPLEMENTAL FINANCIAL INFORMATION	S-6
ADDITIONAL INFORMATION RELATING TO THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO	S-7

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that the Target Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Target Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the Target Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Target Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Target Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Target Portfolio may (i) lend portfolio securities in accordance with the Target Portfolio’s investment policies in amounts up to 331/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Target Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Target Portfolio’s investments in loan participations and assignments.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the Acquiring Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 331/3% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Acquiring Portfolio’s investment portfolio, resulting from changes in the value of the Acquiring Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Acquiring Portfolio’s investments in loan participations and assignments.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Investment Management Fees and Total Fund Operating Expenses” section of the Proxy Statement and Prospectus.

The Reorganization will not result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolio is eligible to be held by the Acquiring Portfolio. It is expected that the Repositioning will begin in advance of the effective date of the Reorganization. The transaction costs that will be paid by the Acquiring Portfolio are expected to be approximately $125,000 (1.5 basis points). The transaction costs that will be paid by the Target Portfolio is expected to be approximately $200,000 (3 basis points). Notwithstanding the foregoing, changes may be made to the Target Portfolio’s portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization in the ordinary course of business.

There are no material differences in accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with Driehaus, Emerald, MFS, UBS, and Victory to which PGIM Investments and ASTIS (and not the Combined Portfolio) will pay Driehaus, Emerald, MFS, UBS, and Victory at the rates shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate
Driehaus Capital Management LLC	0.45% of average daily net assets to $300 million;
0.40% of average daily net assets over $300 million
Emerald Mutual Fund Advisers Trust	0.45% of average daily net assets to $100 million;
0.40% of average daily net assets over $100 million
Massachusetts Financial Services Company	0.425% of average daily net assets to $250 million;
0.40% of average daily net assets over $250 million
UBS Asset Management (Americas) Inc.	0.40% of average daily net assets
Victory Capital Management Inc.	0.46% of average daily net assets to $100 million;
0.43% of average daily net assets over $100 million but not exceeding $200 million;
0.40% of average daily net assets over $200 million but not exceeding $300 million;
0.35% of average daily net assets over $300 million

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of December 31, 2021. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of December 31, 2021.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC (Strategic Investment Research Group)	Rick Babich	[TO BE ADDED BY SUBSEQUENT FILING]
Jeff Peasley
Driehaus	Jeffrey James
Michael Buck
Emerald	Joseph W. Garner
Kenneth G. Mertz II, CFA
Stacey L. Sears
MFS	Andrew C. Boyd
Michael S. Grossman, CFA
UBS	Samuel Kim, CFA
David Wabnik
Victory	Stephen J. Bishop
Melissa Chadwick-Dunn
Christopher W. Clark, CFA
Paul Leung, CFA
D. Scott Tracy, CFA

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC (“PGIM Investments”)

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•                  Attract and reward highly qualified employees

•                  Align with critical business goals and objectives

•                  Link to the performance results relevant to the business segment and Prudential

•                  Retain top performers

•                  Pay for results and differentiate levels of performance

•                  Foster behaviors and contributions that promote Prudential’s success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long-term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long-term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Driehaus Capital Management LLC (“Direhaus”)

[TO BE FILED BY SUBSEQUENT AMENDMENT]

Emerald Mutual Fund Advisers Trust (“Emerald”)

COMPENSATION. Senior executives, portfolio managers and analysts receive a higher percentage of their compensation in incentive pay. Emerald has a company-wide compensation/incentive plan that includes function-specific performance reviews and corresponding incentive payments. All employees are eligible to participate in the company-wide discretionary bonus pool that is awarded by the Compensation Committee (which is comprised of members of Emerald’s board of directors) and that is paid in addition to the job- and function-specific performance incentive payments. The Compensation Committee can also adjust an individual’s salary based on job performance.

Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc. Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments. The performance component is based primarily on trailing 1-year results. They are graded on total research success, meaning what stocks were included in the portfolio as well as those in which Emerald remained on the sidelines (portfolio inclusion and exclusion).

Administrative, operations and compliance staff receive performance incentives based on semi-annual performance reviews.

Senior executives and investment staff are eligible to receive equity grant awards. These are non-voting shares that receive annual dividend payments. All employees share in the potential profit and growth of the company through a tax deferred retirement plan (ESOP) that owns a significant percentage of the Company’s stock.

CONFLICTS OF INTEREST. There are no material conflicts of interest regarding portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.

Massachusetts Financial Services Company (“MFS”)

COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•                  Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•                  Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

UBS Asset Management (Americas) Inc.(“UBS”)

PORTFOLIO MANAGER COMPENSATION. UBS’ compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with the interests of UBS’ clients and other stakeholders.

In general, their total compensation consists of two elements:

Fixed component (base salary and benefits):

•                  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•                  The fixed component is used to recognize the experience, skills and knowledge that each employee brings to their role.

Performance award:

•                  Determined annually on a discretionary basis.

•                  Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS and of UBS Group AG as a whole.

•                  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•                  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•                  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (“AM EOP”) and 25% in the Deferred Contingent Capital Plan (“DCCP”).

•                  AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS. This enhances the alignment of investment professionals’ and other employees’ interests with those of UBS’ clients.

•                  The DCCP is a mandatory deferral plan. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

POTENTIAL CONFLICTS OF INTEREST. UBS’ management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS Group AG, the parent company of UBS, is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS and UBS Group AG (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio, are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio. To address these potential conflicts, UBS Group AG and UBS have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent clients from being disadvantaged.

UBS may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position; (iv) for which its affiliates make a market; or (v) in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS Group AG has an interest as described in this paragraph.

From time to time and subject to client approval, UBS may rely on certain affiliates to execute trades for the Portfolio or its other accounts. For each security transaction effected by a UBS affiliate, UBS may compensate and such UBS affiliate may retain such compensation for effecting the transaction, and UBS may receive affiliated group credit for generating such business.

Transactions undertaken by UBS Group AG or client accounts managed by UBS Group AG (“Client Accounts”) may adversely impact the Portfolio. UBS Group AG and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.

UBS and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS’ personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS and its advisory affiliates, UBS and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS’ clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS’ clients may benefit advisory affiliates and their clients. UBS does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS believes that the research received is, in the aggregate, of assistance in fulfilling UBS’ overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While UBS selects brokers primarily on the basis of the execution capabilities, UBS, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

Victory Capital Management Inc. (“Victory”)

Victory’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory l may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory’s compliance program will achieve its intended result.

Victory has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory’s overall financial success.

Each of the Victory portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory (including RS Investments) may earn incentive compensation based on a percentage of Victory’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory’s portfolio managers may participate in the equity ownership plan of Victory’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Subadvisers’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Subadvisory Agreement filed herewith or incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling

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precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None

(4) The form of Plan of Reorganization for the reorganization of the Target Portfolio and AST Small-Cap Value Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and UBS Asset Management (Americas) Inc. for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.

(6)(b) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Emerald Mutual Fund Advisers Trust for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.

(6)(c)(1) Contractual expense caps for the AST Small-Cap Growth Opportunities Portfolio and the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 185 to Registration Statement, which Amendment was filed via EDGAR on April 14, 2022, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 184 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(7)(b) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8) None.

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(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(b) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) filed via EDGAR on June 29, 2005 (File No. 33-10649).

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 184 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(11) Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.

(12) Form of Opinion and Consent of Goodwin Procter LLP, counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(a)(2) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and

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Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(g) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 6th day of May, 2022.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
Senior Vice President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 6th day of May, 2022.

Signature	Title	Date

/s/ Timothy S. Cronin*	President and Principal Executive Officer
Timothy S. Cronin

/s/ Susan Davenport Austin*	Trustee
Susan Davenport Austin

/s/ Sherry S. Barrat*	Trustee
Sherry S. Barrat

/s/ Jessica M. Bibliowicz*	Trustee
Jessica M. Bibliowicz

/s/ Kay Ryan Booth*	Trustee
Kay Ryan Booth

/s/ Stephen M. Chipman*	Trustee
Stephen M. Chipman

/s/ Robert F. Gunia*	Trustee
Robert F. Gunia

/s/ Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

/s/ Christian J. Kelly*	Treasurer, Principal Financial and Accounting Officer
Christian J. Kelly

*By: /s/ Melissa Gonzalez	Attorney-in-Fact	May 6, 2022

*                 Pursuant to Powers of Attorney filed herein as Exhibit.

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Exhibits

Exhibit Number	Description

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Goodwin Procter LLP, counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, of Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.

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